EXHIBIT 23.1



                         Consent of Independent Auditors


The Board of Directors
Bestfoods


     We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the Prospectus.


                                         /s/ KPMG Peat Marwick LLP
                                         --------------------------------


New York, New York
December 22, 1998